Exhibit 10.4

FORM OF DIRECT JOINDER AGREEMENT

     This DIRECT JOINDER AGREEMENT, dated as of February 18, 2009 (this “Agreement”), is delivered by the undersigned (the “Direct Seller”) pursuant to Section 4.13 of the Purchase and Sale Agreement, dated as of February 18, 2009 by and among Aspen Exploration Corporation, a Delaware corporation (“Aspen”), certain persons listed on the annexes thereto (the “Sellers”) and Venoco, Inc., a Delaware corporation (“Buyer”) (the “Purchase Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Purchase Agreement.

     WHEREAS, the Purchase Agreement contemplates that any Non-Aspen Seller may, subject to the terms and conditions of the Purchase Agreement, participate in the Transaction by executing and delivering to Aspen and Buyer this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants set forth in the Purchase Agreement and hereinafter set forth, the parties hereby agree as follows:

     1.      The Direct Seller agrees as of the date hereof to be bound by the terms and conditions of the Purchase Agreement as a Seller as if such Direct Seller were a signatory to such Purchase Agreement. Without limiting the generality of the foregoing, the Direct Seller hereby represents and warrants that (a) each of the representations and warranties contained Article 6 of the Purchase Agreement applicable to the undersigned as a Seller are true and correct on and as the date hereof as if made on and as of such date, (b) the Direct Seller has read and understands its obligations under Sections 8.2 (Acquisition Proposals) and 8.4 (Existing Negotiations) of the Purchase Agreement and (c) the Direct Seller has reviewed and approved the Allocated Values set forth in Exhibit C to the Purchase Agreement with respect to such Direct Seller’s Assets and, pursuant to Section 13.5 of the Purchase Agreement, will take no position inconsistent with said Exhibit C.

     2.      The Direct Seller, by the execution of this Agreement, hereby irrevocably appoints Aspen as the exclusive agent, proxy and attorney in fact for such Direct Seller for all purposes of the Purchase Agreement as to which Aspen is authorized to act as the Seller Representative pursuant to the terms thereof, and all actions incidental thereto, including, but not limited to: (a) the determination of the Preliminary Settlement Statement and Final Settlement Statement and adjustments to the Direct Seller’s Per Seller Closing Amount and Per Seller Purchase Price related thereto (including, without limitation, a deduction for the fee and expense reimbursement as reflected on Exhibit C), (b) the evaluation of asserted Title Defects and Title Defect Adjustments affecting the Direct Seller’s Assets, (c) the evaluation of asserted Environmental Defects, (d) the waiver of any condition set forth in Section 9.1 of the Purchase Agreement, (e) any action (or inaction) taken with respect to the termination of the Purchase Agreement, (f) any amendment to the Purchase Agreement, including an amendment that does not affect all Sellers equally, (g) the execution of documents to be delivered at Closing

(including, without limitation, the right of Aspen to execute any and all necessary assignments of the Assets on behalf of the Sellers as contemplated by the Purchase Agreement) (provided, however, that the foregoing shall not prohibit the Direct Seller from executing any such documents on its own behalf), and (h) the initiation, defense or resolution of any dispute relating to any of the foregoing. Aspen, as attorney in fact, shall take all such further actions contemplated by the Purchase Agreement, execute and deliver all such further agreements, instruments, certificates, documents and amendments relating thereto or contemplated therein, in each case as it deems necessary or advisable in order to carry out the transactions contemplated by the foregoing, in the name and on behalf of the Direct Seller. The Direct Seller agrees that such agency and proxy are coupled with an interest, are therefore irrevocable without the consent of Aspen and Buyer and shall survive the death, incapacity, bankruptcy, dissolution or liquidation of any Seller. All decisions and actions by Aspen in its capacity as Seller Representative, and all actions incidental thereto, shall be binding upon the Direct Seller, and the Direct Seller shall not have the right to object, dissent, protest or otherwise contest the same. The Direct Seller agrees that Buyer shall be entitled to rely on any action taken or omission to act by Aspen in its capacity as Seller Representative on behalf of the Direct Seller (an “Authorized Action”), and that each Authorized Action shall be binding on the Direct Seller as fully as if the Direct Seller had taken such Authorized Action.

     3.      The Direct Seller acknowledges and warrants that, in making its decision to execute and deliver this Agreement, it has made its own independent assessment of the merits and risks of the Transaction as it relates to the Direct Seller and its Assets, and of the merits and risks relating to the power of attorney effected by this Agreement. The Direct Seller has sought such accounting, legal, engineering, investment, tax and other advice as it has considered necessary to make an informed decision with respect to the Transaction and the power of attorney effected by this Agreement. Without limiting the generality of the foregoing, the Direct Seller has not relied on Buyer, Aspen or their respective agents or representatives for recommendations or advice.

     4.      Whenever possible, each provision of this Agreement will be interpreted so as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, then such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision or portion of any provision of this Agreement, and this Agreement will be reformed, construed and enforced in such jurisdiction in such manner as will effect as nearly as lawfully possible the purposes and intent of such invalid, illegal or unenforceable provision.

     5.      This Agreement may be executed by the Direct Seller in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument. Execution may be evidenced by fax signatures.

     6.      THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH.

     7.      No party shall assign all or any portion of its respective rights or delegate all or any portion of its respective duties hereunder without the prior written consent of the other parties, and any purported assignment in violation of the foregoing shall be void.

     8.      This Agreement shall be construed in accordance with, and governed by, the laws of the jurisdictions described in Section 15.9 of the Purchase Agreement.

     9.      This Agreement shall become effective when executed by all parties.

[Signature page follows]

     IN WITNESS WHEREOF, the undersigned has caused this Direct Joinder Agreement to be duly executed and delivered as of the date first above written.

Dated: ____________________, 2009

Signature(s) of Direct Seller(s)

Check if applicable:
☐     Joint Tenants
☐    Co Tenants
☐     Husband and Wife
☐     Other Relationship (please explain)    ___________________________________

Note: Must be signed exactly as the relevant name(s) appears(s) on Aspen’s records, as reflected in the attached cover letter. Each person with an interest in the property must sign; if husband or wife own an interest, both must sign. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide evidence of authority and state title or capacity in which signature is given.

CAPACITY (full title)

NAME(S)

ADDRESS

(Include Zip Code)

AREA CODE AND TELEPHONE NOS.	( )
( )

NOTARIZATION OF SIGNATURE(S)

STATE OF	)
) ss.
COUNTY OF	)

     On  _____________ , 2009, before me, ________________________ , a notary public, personally appeared ________________________ and __________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public
(S E A L)	My commission expires:

ACKNOWLEDGED AND ACCEPTED

ASPEN EXPLORATION CORPORATION

By: _______________________________

          Name: R.V. Bailey
          Title: Chief Executive Officer

Date: ____________________________

VENOCO, INC.

By: _____________________________

     Name:
     Title:

     Date:____________________